Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt	Debt
Debt for the Company consists of the following:

	December 31, 2018			December 31, 2017
	Principal	Unamortized Discount and Debt Issuance Costs	Net	Principal	Unamortized Discount and Debt Issuance Costs	Net
	(in millions)
Senior secured term loan facility due September 2023	$837.5	$8.7	$828.8	$937.5	$11.9	$925.6
Borrowings under other lines of credit	5.8	—	5.8	7.4	—	7.4
Capital lease obligations and other	0.3	—	0.3	0.2	—	0.2
	843.6	8.7	834.9	945.1	11.9	933.2
Less current portion	(5.9)	—	(5.9)	(16.9)	(0.1)	(16.8)
	$837.7	$8.7	$829.0	$928.2	$11.8	$916.4

2017 Term Loan Facility
On February 15, 2017, Milacron LLC, a wholly-owned subsidiary of the Company, entered into a new $947.0 million senior secured term loan facility with a maturity date of September 28, 2023 (the "2017 Term Loan Facility") pursuant to an amendment of the Company's $730.0 million senior secured term loan facility due September 2020 (the "New Term Loan Facility"). The net proceeds from the 2017 Term Loan Facility, together with cash on-hand, were used to redeem in full $464.4 million aggregate principal amount outstanding of the Company's 7.75% senior unsecured notes due 2021 (the "Senior Unsecured Notes"), repay in full $482.0 million aggregate principal amount outstanding under the Company's New Term Loan Facility and pay fees and expenses associated with these transactions. The 2017 Term Loan Facility was priced at 99.625% of the principal amount and bears interest at a rate per annum equal to an applicable margin or applicable rate plus, at the Company's option, either (a) a base rate determined by the reference to the highest of (1) the prime commercial lending rate publicly announced by the administrative agent of the 2017 Term Loan Facility as the “prime rate” as in effect on such day, (2) the federal funds effective rate plus 0.50%, and (3) the LIBOR rate determined by reference to the cost of funds for Eurodollar deposits for an interest period of one month, plus 1.00% or (b) a LIBOR rate (which shall be no less than 0.00%) determined by reference to the costs of funds for Eurodollar deposits for the specified interest period, as adjusted for certain statutory reserve requirements. The applicable margins for borrowings are (i) 2.00% with respect to base rate borrowings and 3.00% with respect to LIBOR borrowings, subject to compliance with a total net leverage ratio of greater than 3.50 to 1.00 and (ii) 1.75% with respect to base rate borrowings and 2.75% with respect to LIBOR borrowings, subject to compliance with a total net leverage ratio not to exceed 3.50 to 1.00.
In connection with these transactions, the Company recognized a $25.2 million loss on the early extinguishment of debt. The loss on debt extinguishment includes an $18.0 million premium paid to redeem the Senior Unsecured Notes and the write-off of $7.2 million of deferred financing costs and debt discount associated with the Senior Unsecured Notes and the New Term Loan Facility.
On November 8, 2017, the Company re-priced the 2017 Term Loan Facility. The applicable margins for borrowings are now (i) 1.75% with respect to base rate borrowings and 2.75% with respect to LIBOR borrowings, subject to compliance with a total net leverage ratio of greater than 3.50 to 1.00 and (ii) 1.50% with respect to base rate borrowings and 2.50% with respect to LIBOR borrowings, subject to compliance with a total net leverage ratio not to exceed 3.50 to 1.00. No other terms of the facility were changed.
The Company capitalized $4.6 million of deferred financing costs related to the issuance of the 2017 Term Loan Facility which are being amortized over the term of the loan using the effective interest rate method. The Company also capitalized an additional $0.8 million of deferred financing costs in relation to the re-pricing of the 2017 Term Loan Facility in November 2017. Deferred financing costs associated with the 2017 Term Loan Facility are netted against long-term debt in the accompanying Consolidated Balance Sheets and the related amortization expense is included in interest expense, net in the accompanying Consolidated Statements of Operations.
During 2018, the Company made voluntary principal payments totaling $100.0 million on the 2017 Term Loan Facility. As a result of these transactions, the Company recognized a loss on debt extinguishment of $1.2 million for the year ended December 31, 2018 related to the write-off of deferred financing costs associated with the 2017 Term loan Facility.
The Company was in compliance with all applicable covenants as of and for the years ended December 31, 2018 and 2017.
New Term Loan Facility
On May 14, 2015, the Company entered into the $730.0 million New Term Loan Facility, pursuant to a term loan agreement, among Milacron Holdings Corp., Milacron LLC, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The New Term Loan Facility was set to mature on September 28, 2020.
On February 15, 2017, the entire $482.0 million aggregate principle balance outstanding under the New Term Loan Facility was repaid.
Senior Unsecured Notes
On March 28, 2013, Milacron LLC and Mcron Financial Corp. issued $465.0 million aggregate principal amount of 7.75% Senior Unsecured Notes pursuant to an indenture, dated as of March 28, 2013.
In March 2016, the Company repurchased approximately $0.6 million of the Company's Senior Unsecured Notes on the open market at a discount to par. On February 15, 2017, the Company redeemed in the full the $464.4 million aggregate principal amount outstanding of the Senior Unsecured Notes.
ABL Facility
On April 30, 2012, Milacron Holdings Corp., Milacron LLC and certain subsidiaries entered into a new senior secured asset-based revolving credit facility (the "ABL Facility"). The ABL Facility has a five-year term, bears interest at a floating rate and provides for an aggregate principal amount of $60.0 million of loans thereunder, subject to a borrowing base and other limitations. The Company has the right at any time to request up to $20.0 million of additional commitments. The existing lenders under the ABL Facility are not under any obligation to provide such additional commitments, and any increase in commitments is subject to customary conditions.
The obligations under the ABL Facility are secured, subject to certain exceptions, by substantially all of the assets of the borrowers and the assets of the guarantors under such facility. In addition, the ABL Facility includes certain customary negative covenants that, subject to exceptions, limit the ability of Milacron Holdings Corp. to incur additional indebtedness, pay dividends or certain other distributions on its capital stock, repurchase its capital stock, prepay subordinated indebtedness, incur liens on assets, make certain investments or other restricted payments, engage in transactions with affiliates, sell certain assets, merge or consolidate with or into other companies and alter the business that it conducts.
On March 28, 2013, the ABL Facility was amended to increase the maximum borrowings under the U.S. sub-facility from $60.0 million to $70.0 million and to allow for additional borrowings of up to $30.0 million under a Canadian sub-facility, subject to a borrowing base and other limitations. The covenants and other terms of the ABL Facility were not significantly changed. As a result of this modification, an additional $1.1 million of related costs were deferred and are being amortized over the term of the amended agreement. On March 17, 2014, the Company exercised its right to increase the U.S. sub-facility of the ABL Facility by $10.0 million to $80.0 million and decrease the Canadian sub-facility by $10.0 million to $20.0 million. The covenants and other terms of the program were not changed. On October 17, 2014, the ABL Facility was amended to add a $25.0 million German sub-facility and the term was reset to five years from the date of the amendment. The covenants and other terms of the ABL Facility were not materially changed. As a result of this modification, an additional $1.3 million of related costs were deferred and are being amortized over the term of the amended agreement. On May 14, 2015, the Company amended and restated the credit agreement governing the ABL Facility to conform certain terms in the credit agreement governing the ABL Facility to the terms contained in the credit agreement governing the New Term Loan Facility. On April 27, 2018, the ABL Facility was amended and restated to reduce each of the applicable margins in determining the interest rates on loans by 0.50% per annum, reduce the unused line fee by 0.125% per annum, extend the maturity date to April 2023 and reallocate $5.0 million of availability under the ABL Facility from the German sub-facility to the U.S. sub-facility. The covenants and other terms of the ABL Facility were not significantly changed. As a result of this modification, an additional $0.8 million of related costs were deferred and are being amortized over the term of the amended agreement. Deferred financing costs associated with the ABL Facility are recorded in other noncurrent assets in the accompanying Consolidated Balance Sheets and the related amortization expense is included in interest expense, net in the accompanying Consolidated Statements of Operations.
At December 31, 2018, $33.2 million of the ABL Facility was utilized, all of which represent letters of credit, with $47.4 million available under the facility. At December 31, 2017, $27.6 million of the ABL Facility was utilized, all of which represent letters of credit, with $59.4 million available under the facility. The Company is in compliance with all covenants as of and for the years ended December 31, 2018 and 2017.
Other Borrowings
The Company has other lines of credit and capital lease arrangements with various U.S. and non-U.S. banks totaling approximately $20.0 million and $23.2 million at December 31, 2018 and 2017, respectively. These credit facilities support letters of credit, guarantees and leases in addition to providing borrowings under varying terms. At December 31, 2018, $8.9 million was outstanding with $6.1 million representing borrowings and $2.8 million representing letters of credit and bank guarantees. At December 31, 2017, $10.1 million was outstanding with $7.6 million representing borrowings and $2.5 million representing letters of credit and bank guarantees. Approximately $11.1 million and $13.1 million were available to the Company under certain conditions under these lines at December 31, 2018 and 2017, respectively. The weighted-average interest rate on short-term borrowings was 5.44% at December 31, 2018 and 5.15% at December 31, 2017.
As of December 31, 2018, future minimum payments of the Company’s debt and capital lease arrangements are as follows (in millions):

2019	$0.1
2020	0.1
2021	0.1
2022	—
2023	837.5

At December 31, 2018, based on Level 2 inputs such as quoted market prices, the fair value of the 2017 Term Loan Facility was approximately $789.3 million. The carrying amount of the Company’s other debt approximates fair value.